UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
(Unaudited)

	June 30,		December 31,
	2003	2002	2002
	(Dollars in thousands)
Assets
Cash and due from banks	$ 925,500	$ 734,841	$ 1,008,078
Interest-bearing deposits at financial institutions	145,910	148,029	116,208
Federal funds sold and securities purchased under agreements to resell	74,598	61,232	122,069
Trading account assets	291,728	258,438	266,322
Loans held for resale	2,647,721	1,066,449	2,430,298
Available for sale securities	6,596,273	4,929,238	5,467,283
Loans:
Commercial, financial and agricultural	5,244,088	5,338,494	5,216,820
Foreign	255,392	324,302	217,570
Accounts receivable - factoring	633,367	701,895	666,731
Real estate - construction	2,408,361	2,248,047	2,261,893
Real estate - mortgage
Secured by 1-4 family residential	3,691,072	4,989,259	4,472,626
Non-farm, nonresidential properties	5,112,378	4,926,978	5,027,161
Multi-family (5 or more) residential	796,127	841,253	843,631
Secured by farmland	489,412	484,446	489,584
Home Equity	1,811,300	1,201,772	1,538,088
Consumer	1,874,013	2,162,755	1,989,835
Direct lease financing	60,661	92,602	73,768
Total loans	22,349,171	23,311,803	22,797,707
Less: Unearned income	(23,589)	(22,282)	(22,975)
Allowance for losses on loans	(344,756)	(353,566)	(350,931)
Net loans	21,980,826	22,935,955	22,423,801
Premises and equipment, net	521,219	549,701	540,183
Accrued interest receivable	204,991	215,128	207,869
Mortgage servicing rights, net	226,354	199,215	264,295
Goodwill, net	743,185	714,988	743,212
Other intangibles, net	178,251	199,608	188,729
Other assets	450,665	395,629	366,016
Total assets	$ 34,987,221	$ 32,408,451	$ 34,144,363

Liabilities and shareholders' equity
Deposits
Noninterest-bearing	$ 5,691,928	$ 4,435,648	$ 5,035,464
Time deposits of $100,000 and over	1,582,463	1,636,034	1,674,952
Other interest-bearing	17,724,131	17,132,471	16,620,024
Total deposits	24,998,522	23,204,153	23,330,440
Short-term borrowings	3,029,537	2,484,822	3,639,763
Short- and medium-term senior notes	613,091	600,000	600,045
Federal Home Loan Bank advances	459,345	961,086	960,029
Other long-term debt	1,204,813	1,265,511	1,227,699
Accrued interest, expenses and taxes	206,736	266,443	260,275
Other liabilities	1,192,975	376,392	899,830
Total liabilities	31,705,019	29,158,407	30,918,081

Commitments and contingent liabilities	-	-	-

Shareholders' equity
Convertible preferred stock	9,946	13,107	10,194
Common stock, $5 par value; 300,000,000 shares authorized; 196,315,446 issued and outstanding (202,799,858 at June 30, 2002)	981,577	1,013,999	992,172
Additional paid-in capital	543,862	547,177	537,417
Retained earnings	1,709,998	1,606,664	1,639,465
Unearned compensation	(23,751)	(18,627)	(20,118)
Accumulated other comprehensive income	60,570	87,724	67,152
Total shareholders' equity	3,282,202	3,250,044	3,226,282
Total liabilities and shareholders' equity	$ 34,987,221	$ 32,408,451	$ 34,144,363

UNION PLANTERS CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF EARNINGS

(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2003	2002	2003	2002
	(Dollars in thousands, except per share data)
Interest income
Interest and fees on loans	$ 334,166	$ 386,152	$ 676,475	$ 779,812
Interest on investment securities
Taxable	53,236	61,360	104,993	116,401
Tax-exempt	8,339	10,121	16,972	23,266
Interest on deposits at financial institutions	482	397	934	973
Interest on federal funds sold and securities purchased under agreements to resell	235	351	390	1,049
Interest on trading account assets	2,470	2,343	4,758	4,621
Interest on loans held for resale	30,122	17,041	58,131	39,566
Total interest income	429,050	477,765	862,653	965,688

Interest expense
Interest on deposits	84,072	112,494	164,484	234,142
Interest on short-term borrowings	8,266	7,632	17,538	15,535
Interest on long-term debt	28,632	38,375	61,245	76,653
Total interest expense	120,970	158,501	243,267	326,330

Net interest income	308,080	319,264	619,386	639,358
Provision for losses on loans	46,000	44,911	94,649	89,901

Net interest income after provision for losses on loans	262,080	274,353	524,737	549,457

Noninterest income
Service charges on deposit accounts	57,405	56,585	115,127	108,878
Mortgage banking revenue	42,564	33,353	47,238	78,683
Factoring commissions and fees	10,189	10,546	20,089	19,571
Professional employment organization, net revenues	7,531	7,247	13,922	12,701
Bankcard transaction fees	10,620	10,088	20,304	18,101
Investment securities gains	46,354	2,800	65,311	12,036
Financial services	19,968	21,758	37,703	41,246
Other income	18,992	27,931	43,473	50,133
Total noninterest income	213,623	170,308	363,167	341,349

Noninterest expense
Salaries and employee benefits	137,327	128,967	274,245	261,730
Net occupancy expense	25,390	25,733	51,134	51,541
Equipment expense	20,937	19,836	41,131	40,891
Other intangibles amortization	5,189	5,490	10,480	10,948
Other expense	93,371	77,624	174,885	154,061
Total noninterest expense	282,214	257,650	551,875	519,171

Earnings before income taxes	193,489	187,011	336,029	371,635
Income taxes	59,982	57,862	68,810	114,984
Net earnings	$ 133,507	$ 129,149	$ 267,219	$ 256,651

Net earnings applicable to common shares	$ 133,307	$ 128,888	$ 266,818	$ 256,156

Earnings per common share
Basic	$ .68	$ .63	$ 1.35	$ 1.24
Diluted	.67	.63	1.34	1.24

Dividends per common share	.33	.33	.67	.67

Average common shares outstanding (in thousands)
Basic	197,332	203,252	197,938	204,344
Diluted	199,550	206,564	199,950	207,459

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED AVERAGE BALANCE SHEET AND INTEREST RATES

	Three Months Ended June 30,
	2003			2002
	Average Balance	Interest Income/ Expense	FTE Yield/ Rate	Average Balance	Interest Income/ Expense	FTE Yield/ Rate
	(Dollars in thousands)
ASSETS
Interest-bearing deposits at financial institutions	$ 141,852	$ 482	1.36%	$ 91,947	$ 397	1.73%
Federal funds sold and securities purchased under agreements to resell	75,070	235	1.26	77,553	351	1.82
Trading account assets	269,875	2,470	3.67	243,785	2,343	3.85
Loans held for resale	2,309,271	30,122	5.23	1,063,694	17,040	6.43
Investment securities (1), (2)
Taxable securities	5,298,855	53,236	4.03	4,014,309	61,360	6.13
Tax-exempt securities	662,958	12,641	7.65	788,324	15,513	7.89
Total investment securities	5,961,813	65,877	4.43	4,802,633	76,873	6.42

Commercial, financial and agricultural loans	5,199,073	60,556	4.67	5,198,935	68,470	5.28
Foreign loans	213,098	1,383	2.60	324,023	3,007	3.72
Accounts receivable - factoring	674,143	13,002	7.74	685,991	13,628	7.97
Real estate - construction loans	2,353,743	31,408	5.35	2,235,609	34,308	6.16
Real estate - mortgage loans
Secured by 1-4 family residential	4,150,148	74,919	7.24	5,065,988	99,967	7.91
Non-farm, non-residential properties	5,060,587	76,729	6.08	4,889,592	83,078	6.81
Multifamily (5 or more) residential	816,821	12,224	6.01	832,666	14,245	6.86
Secured by farmland	487,407	7,474	6.15	474,957	8,147	6.88
Home equity	1,746,967	20,146	4.63	1,122,395	14,993	5.36
Consumer loans	1,865,629	36,425	7.83	2,185,485	45,988	8.44
Direct lease financing	63,380	993	6.29	95,511	1,550	6.51
Loans, net of unearned income (1), (3), (4)	22,630,996	335,279	5.94	23,111,152	387,381	6.72
Total earning assets (1), (2), (3), (4)	31,388,877	434,465	5.55	29,390,764	484,385	6.61
Cash and due from banks	727,056			708,327
Premises and equipment, net	529,654			552,848
Allowance for losses on loans	(343,115)			(343,656)
Goodwill and other intangibles, net	866,133			917,723
Other assets	1,114,315			996,132
Total assets	$ 34,282,920			$ 32,222,138

LIABILITIES AND SHAREHOLDERS' EQUITY
Money market accounts	$ 6,874,641	22,966	1.34	$ 5,796,259	23,215	1.61
Interest-bearing checking	3,437,818	4,395	0.51	3,392,033	8,800	1.04
Savings deposits	1,443,070	1,326	0.37	1,398,395	3,668	1.05
Time deposits of $100,000 and over	1,642,979	12,250	2.99	1,673,541	15,024	3.60
Other time deposits	6,143,751	43,135	2.82	6,924,934	61,787	3.58
Total interest-bearing deposits	19,542,259	84,072	1.73	19,185,162	112,494	2.35
Short-term borrowings
Federal funds purchased and securities sold under agreements to repurchase	2,314,378	6,200	1.07	2,033,491	7,632	1.51
Other	785,466	2,066	1.06	35,302	-	0.00
Total short-term debt	3,099,844	8,266	1.07	2,068,793	7,632	1.48
Long-term debt
Federal Home Loan Bank advances	822,142	6,433	3.14	1,323,910	13,415	4.06
Subordinated capital notes	982,114	14,445	5.90	974,041	17,556	7.23
Medium-term senior notes	606,547	5,427	3.59	158,242	2,143	5.43
Trust Preferred Securities	213,454	1,999	3.76	199,129	4,128	8.31
Other	5,971	328	22.03	99,205	1,133	4.58
Total long-term debt	2,630,228	28,632	4.37	2,754,527	38,375	5.59

Total interest-bearing liabilities	25,272,331	120,970	1.92	24,008,482	158,501	2.65
Noninterest-bearing demand deposits	5,034,142	-		4,336,433	-
Total sources of funds	30,306,473	120,970		28,344,915	158,501
Other liabilities	720,428			683,033
Shareholders' equity
Preferred stock	10,060			13,278
Common equity	3,245,959			3,180,912
Total shareholders' equity	3,256,019			3,194,190
Total liabilities and shareholders' equity	$ 34,282,920			$ 32,222,138
Net interest income (1)		$ 313,495			$ 325,884
Net interest rate spread (1)			3.63%			3.96%
Net interest margin (1)			4.01%			4.45%

Taxable-equivalent adjustments
Loans		$ 1,113			$ 1,229
Investment securities		4,302			5,392
Total		$ 5,415			$ 6,621

______________________
(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate	(3) Includes loan fees in both interest income and the calculation of the yield on income
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available	(4) Includes loans on nonaccrual status.
for sale securities.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSOLIDATED AVERAGE BALANCE SHEET AND INTEREST RATES

	Six Months Ended June 30,
	2003			2002
	Average Balance	Interest Income/ Expense	FTE Yield/ Rate	Average Balance	Interest Income/ Expense	FTE Yield/ Rate
	(Dollars in thousands)
ASSETS
Interest-bearing deposits at financial institutions	$ 164,258	$ 934	1.15%	$ 76,155	$ 973	2.58%
Federal funds sold and securities purchased under agreements to resell	62,525	390	1.26	120,408	1,049	1.76
Trading account assets	260,109	4,758	3.69	236,485	4,621	3.94
Loans held for resale	2,170,513	58,131	5.40	1,239,520	39,566	6.44
Investment securities (1), (2)
Taxable securities	4,849,059	104,993	4.37	3,776,583	116,401	6.22
Tax-exempt securities	676,418	25,747	7.68	900,383	35,579	7.97
Total investment securities	5,525,477	130,740	4.77	4,676,966	151,980	6.55

Commercial, financial and agricultural loans	5,189,943	121,549	4.72	5,128,998	139,244	5.47
Foreign loans	211,248	2,746	2.62	332,509	6,483	3.93
Accounts receivable - factoring	676,964	25,877	7.71	655,499	25,957	7.99
Real estate - construction loans	2,312,080	61,489	5.36	2,217,650	68,808	6.26
Real estate - mortgage loans
Secured by 1-4 family residential	4,267,485	156,180	7.38	5,150,586	204,550	8.01
Non-farm, non-residential properties	5,060,367	154,476	6.16	4,866,785	168,364	6.98
Multifamily (5 or more) residential	825,594	25,124	6.14	836,901	27,650	6.66
Secured by farmland	487,095	15,224	6.30	470,418	16,098	6.90
Home equity	1,674,097	38,597	4.65	1,051,906	28,184	5.40
Consumer loans	1,910,223	75,260	7.95	2,228,877	93,787	8.49
Direct lease financing	66,540	2,107	6.39	98,884	3,200	6.52
Loans, net of unearned income (1), (3), (4)	22,681,636	678,629	6.03	23,039,013	782,325	6.85
Total earning assets (1), (2), (3), (4)	30,864,518	873,582	5.71	29,388,547	980,514	6.73
Cash and due from banks	696,099			793,382
Premises and equipment, net	534,519			554,558
Allowance for losses on loans	(336,487)			(342,593)
Goodwill and other intangibles, net	868,074			920,729
Other assets	1,133,639			1,009,225
Total assets	$ 33,760,362			$ 32,323,848

LIABILITIES AND SHAREHOLDERS' EQUITY
Money market accounts	$ 6,301,661	38,641	1.24	$ 5,793,496	49,549	1.72
Interest-bearing checking	3,449,889	9,124	0.53	3,365,422	17,911	1.07
Savings deposits	1,426,092	3,081	0.44	1,373,507	7,554	1.11
Time deposits of $100,000 and over	1,643,000	25,018	3.07	1,700,403	28,952	3.43
Other time deposits	6,243,912	88,620	2.86	6,958,743	130,177	3.77
Total interest-bearing deposits	19,064,554	164,484	1.74	19,191,571	234,143	2.46
Short-term borrowings
Federal funds purchased and securities sold under agreements to repurchase	2,430,215	13,922	1.16	2,047,800	15,274	1.50
Other	784,806	3,616	0.93	61,504	261	0.86
Total short-term debt	3,215,021	17,538	1.10	2,109,304	15,535	1.49
Long-term debt
Federal Home Loan Bank advances	890,619	13,297	3.01	1,392,106	28,837	4.18
Subordinated capital notes	978,592	31,021	6.39	974,039	35,112	7.27
Medium-term senior notes	603,278	12,271	4.10	79,558	2,143	5.43
Trust Preferred Securities	211,594	3,818	3.64	199,124	8,255	8.36
Other	17,696	838	9.55	100,203	2,305	4.64
Total long-term debt	2,701,779	61,245	4.57	2,745,030	76,652	5.63

Total interest-bearing liabilities	24,981,354	243,267	1.96	24,045,905	326,330	2.74
Noninterest-bearing demand deposits	4,854,504	-		4,376,654	-
Total sources of funds	29,835,858	243,267		28,422,559	326,330
Other liabilities	706,214			694,585
Shareholders' equity
Preferred stock	10,108			13,812
Common equity	3,208,182			3,192,892
Total shareholders' equity	3,218,290			3,206,704
Total liabilities and shareholders' equity	$ 33,760,362			$ 32,323,848
Net interest income (1)		$ 630,315			$ 654,184
Net interest rate spread (1)			3.75%			3.99%
Net interest margin (1)			4.12%			4.49%

Taxable-equivalent adjustments
Loans		$ 2,154			$ 2,513
Investment securities		8,775			12,313
Total		$ 10,929			$ 14,826

______________________
(1) Taxable-equivalent yields are calculated assuming a 35% federal income tax rate	(3) Includes loan fees in both interest income and the calculation of the yield on income
(2) Yields are calculated on historical cost and exclude the impact of the unrealized gain (loss) on available	(4) Includes loans on nonaccrual status.
for sale securities.

Union Planters Corporation
Financial Highlights (Unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2003	2002	2003	2002
ASSET QUALITY
Nonperforming assets
Nonaccrual loans
Other than FHA/VA			$ 234,536	$ 269,496
FHA/VA (1)			529	1,668
Total nonaccrual loans			235,065	271,164
Restructured loans			446	562
Foreclosed properties			70,945	73,081
Total Nonperforming Assets			$ 306,456	$ 344,807

Loans 90 days past due and not on nonaccrual status
Other than FHA/VA			$ 205,566	$ 201,647
FHA/VA (1)			60,040	35,086
Total loans 90 days past due and not on nonaccrual status			$ 265,606	$ 236,733

Net charge-offs of loans	$ 52,070	$ 42,786	$ 100,719	$ 78,225

Allowance for losses on loans to loans			1.54%	1.52%
Nonperforming loans to loans			1.05%	1.17%
Nonperforming assets to loans and foreclosed properties			1.37%	1.48%
Net charge-offs as a percentage of average loans	0.92%	0.74%	0.90%	0.68%

Selected financial ratios
Net earnings
Return on average assets	1.56%	1.61%	1.60%	1.60%
Return on average common equity	16.47%	16.25%	16.77%	16.18%
Tier 1 capital to quarterly average risk weighted assets (2)			9.80%	9.75%
Expense ratio	.53%	.89%	.89%	.92%
Efficiency ratio	50.79%	49.78%	52.97%	50.05%
Leverage ratio at June 30,			7.75%	7.80%
Shareholders' equity to total assets at June 30,			9.38%	10.03%

SUPPLEMENTAL DATA
Tier 1 capital			$ 2,579,827

Per common share data
Cash dividends paid	$ 0.33	$ 0.33	$ .67	$ .67
Book value			16.67	15.96

_________________

(1) FHA/VA loans represent minimal credit risk to Union Planters.

(2) Estimated at June 30, 2003.

Union Planters Corporation
Financial Highlights (Unaudited)
(Dollars in thousands, except per share data)

OTHER INFORMATION:

Short-term borrowings include:	Period-end balance	Three months average balance	Year-to-date average balance
	June 30, 2003	June 30, 2003	June 30, 2003
Federal funds purchased	$ 723,933	$ 1,053,176	$ 1,132,404
Securities sold under agreement to repurchase	1,298,022	1,261,202	1,297,811
Short-term federal home loan bank advances	600,000	615,385	536,464
Other short-term debt	407,582	170,081	248,342
	$ 3,029,537	$ 3,099,844	$ 3,215,021

Long-term borrowings include:	Period-end balance	Three months average balance	Year-to-date average balance
	June 30, 2003	June 30, 2003	June 30, 2003
Long-term federal home loan bank advances	$ 459,345	$ 822,142	$ 890,619
Subordinated notes	989,571	982,114	978,592
Trust preferred securities (TRuPs)	214,583	213,454	211,594
Asset back certificates	-	5,311	17,035
Medium-term senior notes	613,091	606,547	603,278
Other long-term debt	659	660	661
	$ 2,277,249	$ 2,630,228	$ 2,701,779

Full-time equivalent employees	10,985
Bank branches	742
ATM locations	951

Closing Stock Prices
High stock price - Year-to-date	$ 32.95
Low stock price - Year-to-date	26.07

High stock price - Quarter-to-date	$ 32.95
Low stock price - Quarter-to-date	26.07

Parent company equity in subs	$ 3,403,646

Second quarter and year-to-date 2002 financial statements and data have been restated, as required, to reflect the impact of Statement of Financial Accounting Standard No. 147 issued in October 2002.